EXHIBIT 10.1
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                     GS MORTGAGE SECURITIES CORPORATION II,

                                   PURCHASER,

                         GOLDMAN SACHS MORTGAGE COMPANY,

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 2006

                                 Series 2006-GG6


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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 1, 2006, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the "Purchaser"), and Goldman Sachs Mortgage Company, a New York limited partnership, as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among the Purchaser, as seller, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), ING Clarion Partners, LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund (the "Trust Fund"). For purposes of this Agreement, "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and "Mortgaged Properties" refers to the properties securing such Mortgage Loans; provided that with respect to the (i) Shops at LaCantera Mortgage Loan, Mortgage Loan refers to a 50% pari passu interest in The Shops at LaCantera Mortgage Loan, which 50% interest is evidenced by a separate Note in the original principal amount of $65,000,000, and (ii) Whalers Village Mortgage Loan, Mortgage Loan refers to a 50% pari passu interest in Whalers Village Mortgage Loan, which 50% interest is evidenced by a separate Note in the original principal amount of $55,000,000.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1 Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser subject to the rights of the other holders of interests in a Companion Loan all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A (the "Mortgage Loan Schedule") including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Note, subject to the rights of the other holders of interest in a Companion Loan, the Seller's interest in the related Mortgage and the other contents of the related Mortgage File, will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to the related Mortgage Loan (other than a Non-Serviced Companion Loan) prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Purchaser will sell the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the Underwriting Agreement, dated March 7, 2006 (the "Underwriting Agreement"), between the Purchaser and the Underwriters, and the Purchaser will sell the Class X-P, Class X-C, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates (the "Private Certificates") to the initial purchasers (the "Initial Purchasers" and, collectively with the Underwriters, the "Dealers") specified in the Certificate Purchase Agreement, dated March 7, 2006 (the "Certificate Purchase Agreement"), between the Purchaser and Initial Purchasers.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $1,596,786,311 (excluding accrued interest and certain post-settlement adjustment for expenses incurred by the Underwriters on behalf of the Depositor). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2 Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

            SECTION 3 Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Trustee or a Custodian appointed thereby on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01 it being understood that the delivery of such documents, instruments and agreements by Seller or Commerzbank AG, New York Branch shall satisfy the delivery requirements of Seller hereunder with respect to The Shops at LaCantera Mortgage Loan and the Whalers Village Mortgage Loan except with respect to the Notes, provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            (b) The Seller shall deliver to the Master Servicer within 10 business days after the Closing Date, documents and records that (i) relate to the servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and
(iii) are in possession or control of the Seller, together with (x) all unapplied Escrow Payments in the possession or under control of the Seller that relate to the Mortgage Loans and (y) a statement indicating which Escrow Payments are allocable to such Mortgage Loans) it being understood that the delivery of such documents, instruments and agreements by Seller or Commerzbank AG, New York Branch shall satisfy the delivery requirements of Seller hereunder with respect to The Shops at LaCantera Mortgage Loan and the Whalers Village Mortgage Loan except with respect to the Notes; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

            SECTION 4 Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5 Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) except with respect to a Non-Serviced Mortgage Loan, it shall record or cause a third party to record in the appropriate public recording office for real property the assignments of the Mortgage Loans, assignments of assignment of leases, rents and profits and the assignments of Mortgage and each related UCC-2 and UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller provided, however, that Seller and Commerzbank AG, New York Branch shall only be required to pay its pro rata share of such costs and expenses with respect to The Shops at LaCantera Mortgage Loan and the Whalers Village Mortgage Loan. If any such document or instrument is lost or returned unrecorded or unfilled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefore or cure such defect of cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan), it being understood that the delivery of such substitute or corrected documents by Seller or Commerzbank AG, New York Branch shall satisfy the delivery requirements of Seller hereunder with respect to The Shops at LaCantera Mortgage Loan and the Whalers Village Mortgage Loan except with respect to the Notes.

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans to the Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Servicer, the Seller will cooperate with the reasonable requests of the Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Loan Documents. Notwithstanding the foregoing, this Section 5(b) shall not apply with respect to a Non-Serviced Mortgage Loan;

            (c) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer
Schedule it being understood that the delivery of such data by Seller or Commerzbank AG, New York Branch shall satisfy the delivery requirements of Seller hereunder with respect to The Shops at LaCantera Mortgage Loan and the Whalers Village Mortgage Loan except with respect to the Notes;

            (d) if during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Offered Certificates in connection with sales of the Offered Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD-ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (c) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated March 7, 2006, among Seller, the Purchaser and the Dealers (the "Indemnification Agreement" and, together with this Agreement, the "Operative Documents")); and


            (e) for so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Seller's name on Exhibit U and Exhibit V of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6 Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

            (i) The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance under the Operative Documents and has duly executed and delivered this Agreement and the Indemnification Agreement, and has the power and authority to execute, deliver and perform under this Agreement and each other Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

            (ii) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (v) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in Seller's good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

            (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

            (viii) The Mortgage Loans were originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

            (ii) Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (iii) The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser's organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser's assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

            (iv) There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

            (v) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date or other date set forth in Exhibit B, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C.

            (d) Pursuant to the Pooling and Servicing Agreement, if any party thereto discovers that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a "Breach"), such party is required to give prompt written notice thereof to the Seller.

            (e) If any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Certificateholders therein, then such Document Defect shall constitute a "Material Document Defect" or such Breach shall constitute a "Material Breach," as the case may be. Promptly upon becoming aware of any such Material Document Defect or Material Breach (including through a written notice given by any party hereto, as provided above), the Seller, not later than 90 days from the earlier of the Seller's discovery or receipt of notice of such Material Document Defect or Material Breach, as the case may be (or, in the case of a Material Document Defect or Material Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach provided the Seller receives notice thereof in a timely manner), cure the same in all material respects (which cure shall include payment of any Additional Trust Fund Expenses associated therewith) or, if such Material Document Defect or Material Breach, as the case may be, cannot be cured within such 90 day period, repurchase the affected Mortgage Loan or any related REO Property at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account (or, in the case of a Non-Serviced Mortgage Loan or an REO Property that relates to a Non-Serviced Mortgage Loan, to the related REO Account); provided, however, that if (i) such Material Document Defect or Material Breach is capable of being cured but not within such 90 day period,
(ii) such Material Document Defect or Material Breach is not related to any Mortgage Loan's not being a "qualified mortgage" within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach within such 90 day period, then the Seller shall have an additional 90 days to complete such cure or, in the event of a failure to so cure, to complete such repurchase (it being understood and agreed that, in connection with the Seller's receiving such additional 90 day period, the Seller shall deliver an Officer's Certificate to the Trustee setting forth the reasons such Material Document Defect or Material Breach is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Document Defect or Material Breach will be cured within such additional 90 day period); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Trustee every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a breach or a document defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.


            (f) In connection with any repurchase of a Mortgage Loan pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that, subject to Section 3.26 of the Pooling and Servicing Agreement, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee; provided that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer's Certificate to the effect that the requirements for repurchase have been satisfied.

            (g) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (h) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c). The Seller's obligation to cure any breach or repurchase or substitute any affected Mortgage Loan pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller's representations or warranties contained in this Section 6(c); provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            (i) In the event that The Shops at LaCantera Mortgage Loan or the Whalers Village Mortgage Loan is repurchased pursuant to this Section 6 and the other related mortgage note is not repurchased by Commerzbank AG, New York Branch and such Mortgage Loan remains in the Trust, the Seller and the Purchaser hereby agree that the provisions in Section 3.31 of the Pooling and Servicing Agreement shall govern the servicing and administration of such Mortgage Loan, the repurchased note, and the other related mortgage note not so purchased, and the Seller's and the Purchaser's right and obligations with respect thereto.

            SECTION 7 Review of Mortgage File. The Purchaser shall require the Trustee or the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

            SECTION 8 Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the purchase price for the Mortgage Loans as contemplated by Section 1. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

            (ii) a certificate as of a recent date of the Secretary of State of the State of New York to the effect that the Seller is duly organized, existing and in good standing in the State of New York;

            (iii) an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form substantially similar to the opinions set forth in Exhibit E, acceptable to the Underwriters and each Rating Agency; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 9 Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 10 Expenses. The Seller will (and with respect to The Shops at LaCantera Mortgage Loan, subject to the terms of that certain Joint Origination Agreement, dated as of September 9, 2005, and with respect to the Whalers Village Mortgage Loan, subject to the terms of that certain Joint Origination Agreement, dated as of November 1, 2005, each of which are between Seller and Commerzbank AG, New York Branch pay its pro rata share (the Seller's pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Offering Circular (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement and Prospectus and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; and (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Purchaser and the Underwriters.

            SECTION 11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 12 Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 13 No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 14.

            SECTION 14 Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 15 Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 85 Broad Street, New York, New York 10004, to the attention of Emily Brooks, fax number (212) 346-3594, with a copy to David Stiepleman, fax number (212) 428-3141, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission and confirmed to it at Goldman Sachs Mortgage Company, 85 Broad Street, New York, New York 10004, to the attention of Emily Brooks, fax number (212) 346-3594, with a copy to David Stiepleman, Esq., fax number (212) 428-3141 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 16 Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 17 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 18 Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 19 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 20 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

            SECTION 21 Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          GS MORTGAGE SECURITIES CORPORATION II



                                          By: /s/ Leo Huang
                                             ---------------------------------
                                                Name: Leo Huang
                                                Title: CFO


                                          GOLDMAN SACHS MORTGAGE COMPANY


                                          By: Goldman Sachs Real Estate Funding
                                              Corp., its General Partner

                                              By: /s/ Mark Buono
                                                 -----------------------------
                                                 Name: Mark Buono
                                                 Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

2006-GG6 GSMC Mortgage Loan Schedule


  Control                        Loan
   Number      Footnotes        Number                Property Name                                   Address
---------      ---------    -------------     -----------------------------            ----------------------------------------
     1                      00-1001174        Northlake Mall                           6801 Northlake Mall Drive
     2                      00-1001155        JQH Hotel Portfolio D
    2.01                    00-1001155-1      Omaha Embassy Suites                     555 South 10th Street
    2.02                    00-1001155-2      Little Rock Embassy Suites               11301 Financial Centre Parkway
    2.03                    00-1001155-3      Greensboro Embassy Suites                204 Centreport Drive
    2.04                    00-1001155-4      Greenville Embassy Suites                670 Verdae Boulevard
    2.05                    00-1001155-5      Albuquerque Marriott                     5151 San Francisco Road Northeast
    2.06                    00-1001155-6      Des Moines Embassy Suites                101 East Locust Street
    2.07                    00-1001155-7      Davenport Radisson                       111 East 2nd Street
    2.08                    00-1001155-8      Mesquite Hampton Inn & Suites            1700 Rodeo Drive
    2.09                    00-1001155-9      Kansas City Homewood Suites              7312 North Polo Drive
     6             3        00-1001158/59     The Shops at LaCantera                   15900 La Cantera Parkway
     7                      00-1001162/63     Whalers Village                          2435 Kaanapali Parkway
     15                     09-0002223        The Watergate                            2500 & 2600 Virginia Avenue
-------------------------------------------------------------------------------------------------------------------------------
     20            2        00-1001152        JQH Hotel Portfolio B3
   20.01                    GS-3-1            Dallas Embassy Suites                    2401 Bass Pro Drive
   20.02                    GS-3-2            Sacramento Holiday Inn                   300 J Street
   20.03                    GS-3-3            Charlotte Renaissance                    2800 Coliseum Centre Drive
   20.04                    GS-3-4            Montgomery Embassy Suites                300 Tallapoosa Street
   20.05                    GS-3-5            Columbia Embassy Suites                  200 Stonebridge Drive
   20.06                    GS-3-6            Jefferson City Capitol Plaza             415 West McCarty Street
   20.07                    GS-3-7            Coral Springs Marriott                   11775 Heron Bay Boulevard
   20.08                    GS-3-8            Cedar Rapids Marriott                    1200 Collins Road
     22                     09-0002245        Market Street at DC Ranch                20551-20977 North Pima Road
     24                     09-0002326        Shoppes at Woodruff                      1450 Woodruff Road
     25                     09-0002325        Surfside Commons                         2695-2743 Beaver Run Boulevard
     26                     09-0002324        East Towne Center                        5570 Sunset Boulevard
     27                     09-0002323        Plantation Plaza                         1320-1374 North Fraser Street
     28                     09-0002322        Sussex Plaza                             785 North Dual Highway
     29                     09-0002321        Smithfield Plaza                         1285 North Brightleaf Boulevard
     30                     09-0002319        River Bend Shops                         315 W. Thacker Road
     31                     09-0002320        East Town Plaza                          2146 Old Snow Hill Road
     32                     09-0002318        Taylorsville                             573 Third Street
-------------------------------------------------------------------------------------------------------------------------------
     34                     09-0002100        Murrieta Spectrum                        25115-25175 Madison Avenue
     35                     09-0002244        Woodglen Office Park                     11333 Woodglen Drive,
                                                                                       5640 Nicholson Lane, 11420 and
                                                                                       11426-11428 Rockville Pike
     39                     09-0002197        The Pavilion                             261 Old York Road
     41                     09-0002198        Independence Market Place                23005-23233 Outer Drive
     43                     09-0002293        Round Hill Shopping Center               212 Elks Point Road
-------------------------------------------------------------------------------------------------------------------------------
     44                     09-0002268        Century Centre II                        1400 Fashion Island Boulevard
     49                     09-0002211        Alderbrook Apartments                    412 East Novak Lane
     50                     09-0002212        Summit Apartments                        11016 Waller Road East
     51                     09-0002259        Ocean City Factory Outlets               12741 Ocean Gateway
     52                     09-0002274        Wegmans Food Market                      45131 Columbia Place
-------------------------------------------------------------------------------------------------------------------------------
     57                     09-0002243        EPR - Hamilton                           325 Sloan Avenue
     59                     09-0002215        Sun Tech Commerce Park                   39-45, 55 & 59 Skyline Drive
     61                     09-0002283        Century Centre I                         1450 Fashion Island Boulevard
     62                     09-0002234        Arvida Park of Commerce (3-4-5)          1001, 1155 & 1225 Broken Sound Parkway
     64                     09-0002241        EPR - Deer Valley                        3033 West Agua Fria Freeway
-------------------------------------------------------------------------------------------------------------------------------
     65                     09-0002237        EPR - Boise                              7701 Overland Road
     68                     09-0002200        Matthews Corner                          2314 Matthews Township Parkway
     71                     09-0002199        Market at Cedar Hill                     229 East FM 1382
     77                     09-0002175        The Shops at Falcon Landing              7325-7495 North Academy Boulevard
     85                     09-0002216        Hillmoor Apartments                      1924 & 1942 Southeast Hillmoor Drive
-------------------------------------------------------------------------------------------------------------------------------
     87                     09-0002238        EPR - Pompano                            2315 North Federal Highway
     88                     09-0002240        EPR - Little Rock                        18 Colonial Glenn Plaza Drive
     89                     09-0002264        Sudley Tower                             7900 Sudley Road
     90                     09-0002249        Santa Clarita Marketplace                26850, 26870, 26880 & 26910 Sierra
                                                                                       Highway, 18717-18755 Via Princessa
                                                                                       Avenue
     92                     09-0002260        Sawmill Square Shopping Center           1655 East Cottonwood Street
-------------------------------------------------------------------------------------------------------------------------------
     93                     09-0002190        Founders Marketplace                     804 & 848 South Ridge Road
     98                     09-0002122        Sunset Plaza                             4157-4219 Sunset Drive
     99                     09-0002227        Parkway 109 Office Center                328 Newman Springs Road
    101                     09-0002229        East Broad Street Large Retail           8110-8200 East Broad Street
    102                     09-0002148        Golden Mile Marketplace                  1306 West Patrick Street
-------------------------------------------------------------------------------------------------------------------------------
    103                     09-0002231        Cherry Creek Center                      3000 East 3rd Avenue
    104                     09-0002248        Tenth & Pearl Street                     919-951 Pearl Street and 2005-2019
                                                                                       Tenth Avenue
    106                     09-0002221        Michigan Orthopedic Center               5315 Elliott Drive
    108                     09-0002281        Lone Tree Retail Center                  6660-6730 Lone Tree Way
    109                     09-0002242        Advantage Place Portfolio
   109.01                   09-0002242-1      Regency Business Park                    900 East Hill Avenue
   109.02                   09-0002242-2      Advantage Place                          308 North Peters Road
-------------------------------------------------------------------------------------------------------------------------------
    110            5        09-0002246        Stones River Apartments                  205 Warrior Drive
    112                     09-0002225        Shoppes at Rita Ranch                    8110, 8130 & 8160 South Houghton Road
    119                     09-0002087        Fallbrook Office Center                  6700 Fallbrook Avenue
    121                     09-0002239        EPR - Raleigh                            4840 Grove Barton Road
    125                     09-0002282        Holsum Lofts                             231 & 241 West Charleston Boulevard
-------------------------------------------------------------------------------------------------------------------------------
    126                     09-0002287        Mayfair Village Apartments (Fox)         409-427 Mayfair Boulevard, 3227-3233 &
                                                                                       3253 Dale Avenue, 289-373 South
                                                                                       Ashburton Road, 292-378
                                                                                       South Ashburton Road
    127                     09-0002276        San Antonio Center                       405 - 423 San Antonio Road
    129            5        09-0002278        North Chase I                            10127 Morocco Drive
    134                     09-0002290        1400 Rocky Ridge Drive                   1400 Rocky Ridge Drive
    135                     09-0002224        Pyramid Properties III                   4500-4548 Parkbreeze Court
-------------------------------------------------------------------------------------------------------------------------------
    137                     09-0002262        Acoma Drive Office Building              14631 North Scottsdale Road
    139                     09-0002132        Summer's Bend Apartments                 1230 East Walnut Street
    140                     09-0002252        Creekside Shopping Center                705 East Dixon Boulevard
    141                     09-0002299        Crozer Chester POB II                    1 Medical Center Boulevard
    142                     09-0002149        Westwick Manor Apartments                258 Stennis Drive
-------------------------------------------------------------------------------------------------------------------------------
    143                     09-0002250        Southside Shopping Center                2108 South Irby Street
    144                     09-0002257        Lexington Corporate Center               3225 Neil Armstrong Boulevard
    145                     09-0002209        Aspen Court                              760 Landmark Drive
    146                     09-0002232        Lockhill Village                         2323 Lockhill-Selma Road
    148                     09-0002222        Chambers Place Shopping Centre           4840-4896 Chambers Road
-------------------------------------------------------------------------------------------------------------------------------
    149                     09-0002217        Hillwood Apartments                      12021 McCormick Road
    151                     09-0002230        East Broad Street Small                  8070-8086 East Broad Street
    152                     09-0002214        10 Corporate Circle                      10 Corporate Circle
    153                     09-0002284        San Benito Plaza                         1145 Ross Street
    154                     09-0002195        Storage R Us
   154.01                   09-0002195-1      Storage R Us of Aiken                    1076 Brookhaven Drive
   154.02                   09-0002195-2      Storage R Us of Columbia                 441 Clemson Road
-------------------------------------------------------------------------------------------------------------------------------
    155                     09-0002207        Palos Heights Walgreens                  12659 South Ridgeland Avenue
    157                     09-0002312        Park Lane Shopping Center                7839 & 7843 Park Lane
    158                     09-0002308        Union Landing                            30970 & 31000 Courthouse Drive
    160                     09-0002220        Lancaster - Walgreens                    859 East Main Street
    162                     09-0002298        Fry's at the Islands                     835 West Warner Road
-------------------------------------------------------------------------------------------------------------------------------
    164                     09-0002120        University Square                        7414 University Boulevard
    166                     09-0002204        Goldridge Office                         3021 Harbor Lane North
    170                     09-0002202        Conns/Home Depot Floor Store             2422 South Stemmons Freeway
    171                     09-0002193        Walnut Creek Plaza                       675 Ygnacio Valley Road
    172                     09-0002269        Maricopa Fiesta Shopping Center II       20924 North John Wayne Parkway
-------------------------------------------------------------------------------------------------------------------------------
    173                     09-0002192        Litchfield Stop & Shop Plaza             331 West Street
    174                     09-0002251        Grand View Center                        1029 Mutual Way
    175                     09-0002288        Mayfair Village Apartments (Chang)       3353-3359 Elbern Avenue,
                                                                                       300-356 Mayfair Boulevard,
                                                                                       364-370 Mayfair Boulevard &
                                                                                       3319-3325 Dale Avenue
    176                     09-0002226        Southshore Industrial Center             9835-9925 13th Avenue
    178                     09-0002213        Wise Group MOB                           8 Hospital Center Boulevard
-------------------------------------------------------------------------------------------------------------------------------
    179                     09-0002267        La Casa Trail Mobile Home Community      53 North Mountain Road
    180                     09-0002218        Sabal Palms                              3001 Fountainhead Circle
    186                     09-0002253        Lincoln Plaza                            2100 Lincoln Street
    187                     09-0002233        Ellijay Shops                            500 Highland Crossing






                                                                                                                          Remaining
                                                                                                Monthly         Gross       Term To
  Control                                                                    Cut-Off Date         Debt         Interest    Maturity
  Number            City                    State             Zip Code        Balance ($)      Service ($)     Rate (%)     (Mos.)
---------      ----------------      ---------------------    --------      -------------    -------------     ---------  ----------
     1         Charlotte             North Carolina             28216        215,500,000       985,039.53      5.41000%        119
     2                                                                       214,000,000     1,213,323.57      5.48700%        115
    2.01       Omaha                 Nebraska                   68102
    2.02       Little Rock           Arkansas                   72211
    2.03       Greensboro            North Carolina             27409
    2.04       Greenville            South Carolina             29607
    2.05       Albuquerque           New Mexico                 87109
    2.06       Des Moines            Iowa                       50309
    2.07       Davenport             Iowa                       52801
    2.08       Mesquite              Texas                      75149
    2.09       Kansas City           Missouri                   64153
     6         San Antonio           Texas                      78256        129,255,976       691,148.64      4.98308%         51
     7         Lahaina               Hawaii                     96761        109,504,922       616,722.91      5.38600%         56
     15        Washington            District Of Columbia       20037         71,100,000       400,580.88      5.43000%        116
------------------------------------------------------------------------------------------------------------------------------------
     20                                                                       55,000,000     1,366,406.45      5.48700%        115
   20.01       Grapevine             Texas                      76051
   20.02       Sacramento            California                 95814
   20.03       Charlotte             North Carolina             28217
   20.04       Montgomery            Alabama                    36104
   20.05       Columbia              South Carolina             29210
   20.06       Jefferson City        Missouri                   65101
   20.07       Coral Springs         Florida                    33076
   20.08       Cedar Rapids          Iowa                       52402
     22        Scottsdale            Arizona                    85254         47,500,000       269,699.78      5.50000%        117
     24        Greenville            South Carolina             29607         10,456,000        60,025.70      5.60000%        120
     25        Surfside Beach        South Carolina             29575          5,176,000        29,714.33      5.60000%        120
     26        Lexington             South Carolina             29072          4,632,000        26,591.34      5.60000%        120
     27        Georgetown            South Carolina             29440          4,272,000        24,524.65      5.60000%        120
     28        Seaford               Delaware                   19973          3,752,000        21,539.44      5.60000%        120
     29        Smithfield            North Carolina             27577          3,696,000        21,217.96      5.60000%        120
     30        Covington             Virginia                   24426          3,576,000        20,529.07      5.60000%        120
     31        Pocomoke              Maryland                   21851          3,104,000        17,819.41      5.60000%        120
     32        Taylorsville          North Carolina             28681          2,336,000        13,410.49      5.60000%        120
------------------------------------------------------------------------------------------------------------------------------------
     34        Murrieta              California                 92562         38,900,000       223,071.47      5.59000%        116
     35        Rockville             Maryland                   20852         35,500,000       173,366.55      5.78000%         58
     39        Abington Township     Pennsylvania               19046         30,000,000       163,069.32      5.11000%        116
     41        Allen Park            Michigan                   48101         28,500,000       163,432.82      5.59000%        120
     43        Zephyr Cove           Nevada                     89448         26,000,000       150,295.05      5.66300%        119
------------------------------------------------------------------------------------------------------------------------------------
     44        San Mateo             California                 94404         25,300,000       144,445.29      5.55000%        118
     49        Kent                  Washington                 98032         12,160,000        66,922.20      5.22000%        115
     50        Tacoma                Washington                 98446          8,440,000        46,449.29      5.22000%        115
     51        Ocean City            Maryland                   21842         20,000,000       110,316.90      5.24000%        118
     52        Sterling              Virginia                   20166         19,810,000        91,387.38      5.46000%        119
------------------------------------------------------------------------------------------------------------------------------------
     57        Hamilton              New Jersey                 08619         17,891,647       113,456.79      5.77000%        116
     59        Lake Mary             Florida                    32746         17,600,000        84,166.30      5.66000%         57
     61        San Mateo             California                 94404         16,900,000        96,487.17      5.55000%        118
     62        Boca Raton            Florida                    33487         16,620,000        94,262.27      5.49000%        117
     64        Phoenix               Arizona                    85027         16,003,085       101,480.80      5.77000%        116
------------------------------------------------------------------------------------------------------------------------------------
     65        Boise                 Idaho                      83709         15,804,289       100,220.16      5.77000%        116
     68        Matthews              North Carolina             28105         15,250,000        85,063.16      5.34000%        116
     71        Cedar Hill            Texas                      75104         14,460,000        81,468.35      5.43000%        116
     77        Colorado Springs      Colorado                   80920         13,000,000        69,945.80      5.02000%        118
     85        Port St Lucie         Florida                    34952         11,032,000        58,616.84      4.91000%        115
------------------------------------------------------------------------------------------------------------------------------------
     87        Pompano Beach         Florida                    33062         10,933,784        69,334.71      5.77000%        116
     88        Little Rock           Arkansas                   72210         10,834,386        68,704.39      5.77000%        116
     89        Manassas              Virginia                   20109         10,700,000        60,418.18      5.45000%        118
     90        Santa Clarita         California                 91387         10,400,000        58,984.82      5.49000%        117
     92        Cottonwood            Arizona                    86326         10,250,000        58,327.06      5.52000%        119
------------------------------------------------------------------------------------------------------------------------------------
     93        Castle Rock           Colorado                   80104         10,240,000        58,141.59      5.50000%        116
     98        San Angelo            Texas                      76904          9,720,000        52,060.32      4.98000%        115
     99        Red Bank              New Jersey                 07701          9,582,619        55,431.56      5.63000%        116
    101        Reynoldsburg          Ohio                       43068          9,244,000        50,931.26      5.23000%        118
    102        Frederick             Maryland                   21703          9,175,000        52,209.83      5.52000%        117
------------------------------------------------------------------------------------------------------------------------------------
    103        Denver                Colorado                   80206          9,082,000        52,654.43      5.69000%        117
    104        Boulder               Colorado                   80302          9,000,000        42,051.04      5.53000%        119
    106        Ypsilanti             Michigan                   48197          8,250,000        45,098.01      5.16000%        117
    108        Brentwood             California                 94513          8,159,969        55,255.22      5.25000%        118
    109                                                                        7,900,000        37,178.46      5.57000%         57
   109.01      Knoxville             Tennessee                  37915
   109.02      Knoxville             Tennessee                  37922
------------------------------------------------------------------------------------------------------------------------------------
    110        Murfreesboro          Tennessee                  37128          7,886,895        46,370.02      5.78000%        116
    112        Tucson                Arizona                    85747          7,600,000        42,108.81      5.28000%        119
    119        West Hills            California                 91307          7,160,000        32,304.53      5.34000%         54
    121        Raleigh               North Carolina             27613          7,057,261        44,752.40      5.77000%        116
    125        Las Vegas             Nevada                     89102          6,825,000        39,008.92      5.56000%         58
------------------------------------------------------------------------------------------------------------------------------------
    126        Columbus              Ohio                       43213          6,573,000        37,568.59      5.56000%        118
    127        Mountain View         California                 94040          6,500,000        29,656.25      5.40000%        118
    129        San Antonio           Texas                      78216          6,060,553        35,134.38      5.66000%        117
    134        Roseville             California                 95661          5,750,000        33,227.42      5.66000%        120
    135        Orlando               Florida                    32808          5,674,269        31,900.60      5.37000%        116
------------------------------------------------------------------------------------------------------------------------------------
    137        Scottsdale            Arizona                    85254          5,375,000        31,128.43      5.68000%        119
    139        Seguin                Texas                      78155          5,225,000        28,729.79      5.21200%        117
    140        Shelby                North Carolina             28152          5,200,000        29,622.98      5.53000%        118
    141        Upland                Pennsylvania               19013          5,200,000        29,884.90      5.61000%        119
    142        Biloxi                Mississippi                39531          5,115,413        28,662.19      5.32000%        114
------------------------------------------------------------------------------------------------------------------------------------
    143        Florence              South Carolina             29505          5,000,000        28,483.63      5.53000%        118
    144        Eagan                 Minnesota                  55121          4,681,330        27,202.66      5.69000%        118
    145        Casper                Wyoming                    82609          4,600,000        24,693.79      5.00000%        115
    146        San Antonio           Texas                      78230          4,530,000        25,550.57      5.44000%        117
    148        Denver                Colorado                   80239          4,370,000        24,839.81      5.51000%        116
------------------------------------------------------------------------------------------------------------------------------------
    149        Jacksonville          Florida                    32225          4,320,000        23,111.56      4.97000%        116
    151        Reynoldsburg          Ohio                       43068          4,270,000        23,526.23      5.23000%        118
    152        New Castle            Delaware                   19720          4,194,101        23,768.14      5.47000%        119
    153        San Benito            Texas                      78586          4,110,000        23,491.08      5.56000%        119
    154                                                                        4,100,000        24,739.95      6.06000%        118
   154.01      Aiken                 South Carolina             29803
   154.02      Columbia              South Carolina             29229
------------------------------------------------------------------------------------------------------------------------------------
    155        Palos Heights         Illinois                   60463          3,996,000        18,873.24      5.59000%        119
    157        Dallas                Texas                      75225          3,900,000        21,705.34      5.32000%        119
    158        Union City            California                 94587          3,900,000        22,586.21      5.68000%        120
    160        Lancaster             Ohio                       43130          3,843,000        18,085.67      5.57000%        116
    162        Gilbert               Arizona                    85233          3,750,000        21,433.47      5.56000%        119
------------------------------------------------------------------------------------------------------------------------------------
    164        Winter Park           Florida                    32792          3,483,542        19,110.92      5.15000%        116
    166        Plymouth              Minnesota                  55447          3,267,927        18,863.64      5.65000%        116
    170        Lewisville            Texas                      75067          3,081,946        16,793.37      5.08000%        115
    171        Walnut Creek          California                 94596          3,000,000        15,830.76      4.85000%        115
    172        Maricopa              Arizona                    85239          3,000,000        17,014.85      5.49000%        119
------------------------------------------------------------------------------------------------------------------------------------
    173        Litchfield            Connecticut                06759          2,992,668        16,566.11      5.25000%        118
    174        Appleton              Wisconsin                  54913          2,845,980        16,060.61      5.43200%        119
    175        Columbus              Ohio                       43213          2,820,555        16,121.14      5.56000%        118
    176        Plymouth              Minnesota                  55441          2,787,710        15,933.25      5.52000%        116
    178        Hilton Head           South Carolina             29926          2,500,000        14,700.68      5.82000%        116
------------------------------------------------------------------------------------------------------------------------------------
    179        Apache Junction       Arizona                    85220          2,500,000        14,876.44      5.93000%        118
    180        Melbourne             Florida                    32934          2,480,000        13,237.50      4.95000%        116
    186        Rhinelander           Wisconsin                  54501          1,997,206        11,380.89      5.52000%        119
    187        East Ellijay          Georgia                    30540          1,395,254         7,817.79      5.35000%        117



                                    Remaining           Interest
  Control                        Amortization Term      Accrual        Subservicing     Servicing      Administrative      Ground
  Number      Maturity Date           (Mos.)             Method        Fee Rate (%)    Fee Rate (%)     Fee Rate (%)      Lease Y/N
---------     --------------     ------------------    ----------      ------------    ------------    --------------     ---------
     1          2/6/2016                 0             Actual/360                        0.02000%          0.02050%           No
     2          10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    2.01                                                                                                                      No
    2.02                                                                                                                      No
    2.03                                                                                                                      No
    2.04                                                                                                                      Yes
    2.05                                                                                                                      No
    2.06                                                                                                                      No
    2.07                                                                                                                      No
    2.08                                                                                                                      No
    2.09                                                                                                                      No
     6          6/6/2010                355            Actual/360                        0.02000%          0.02050%           No
     7          11/6/2010               356            Actual/360                        0.02000%          0.02050%           No
     15         11/6/2015               360            Actual/360                        0.02000%          0.02050%           Yes
------------------------------------------------------------------------------------------------------------------------------------
     20         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
   20.01                                                                                                                      No
   20.02                                                                                                                      No
   20.03                                                                                                                      No
   20.04                                                                                                                      No
   20.05                                                                                                                      No
   20.06                                                                                                                      No
   20.07                                                                                                                      No
   20.08                                                                                                                      No
     22         12/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     24         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     25         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     26         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     27         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     28         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     29         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     30         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     31         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     32         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
     34         11/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     35         1/6/2011                 0             Actual/360                        0.02000%          0.02050%           Yes
     39         11/6/2015               360            Actual/360                        0.02000%          0.02050%           Yes
     41         3/1/2016                360            Actual/360        0.04000%        0.02000%          0.06050%           No
     43         2/6/2016                360            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
     44         1/6/2016                360            Actual/360        0.04000%        0.02000%          0.06050%           No
     49         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     50         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     51         1/6/2016                360            Actual/360                        0.02000%          0.02050%           Yes
     52         2/1/2016                 0             Actual/360        0.04000%        0.02000%          0.06050%           No
------------------------------------------------------------------------------------------------------------------------------------
     57         11/6/2015               296            Actual/360                        0.02000%          0.02050%           No
     59         12/6/2010                0             Actual/360                        0.02000%          0.02050%           No
     61         1/6/2016                360            Actual/360        0.04000%        0.02000%          0.06050%           No
     62         12/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     64         11/6/2015               296            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
     65         11/6/2015               296            Actual/360                        0.02000%          0.02050%           Yes
     68         11/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     71         11/6/2015               360            Actual/360        0.05000%        0.02000%          0.07050%           No
     77         1/6/2016                360            Actual/360        0.03000%        0.02000%          0.05050%           No
     85         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
     87         11/6/2015               296            Actual/360                        0.02000%          0.02050%           No
     88         11/6/2015               296            Actual/360                        0.02000%          0.02050%           No
     89         1/6/2016                360            Actual/360                        0.02000%          0.02050%           No
     90         12/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     92         2/6/2016                360            Actual/360        0.03000%        0.02000%          0.05050%           No
------------------------------------------------------------------------------------------------------------------------------------
     93         11/6/2015               360            Actual/360        0.05000%        0.02000%          0.07050%           No
     98         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
     99         11/6/2015               356            Actual/360                        0.02000%          0.02050%           No
    101         1/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    102         12/6/2015               360            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
    103         12/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    104         2/1/2016                 0             Actual/360        0.05000%        0.02000%          0.07050%           No
    106         12/1/2015               360            Actual/360        0.04000%        0.02000%          0.06050%           Yes
    108         1/6/2016                238            Actual/360                        0.02000%          0.02050%           No
    109         12/1/2010                0             Actual/360        0.05000%        0.02000%          0.07050%           No
   109.01                                                                                                                     No
   109.02                                                                                                                     No
------------------------------------------------------------------------------------------------------------------------------------
    110         11/6/2015               356            Actual/360                        0.02000%          0.02050%           No
    112         2/6/2016                360            Actual/360        0.03000%        0.02000%          0.05050%           No
    119         9/6/2010                 0             Actual/360                        0.02000%          0.02050%           No
    121         11/6/2015               296            Actual/360                        0.02000%          0.02050%           No
    125         1/6/2011                360            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
    126         1/6/2016                360            Actual/360        0.05000%        0.02000%          0.07050%           No
    127         1/6/2016                 0             Actual/360                        0.02000%          0.02050%           No
    129         12/1/2015               357            Actual/360        0.05000%        0.02000%          0.07050%           No
    134         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    135         11/6/2015               356            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
    137         2/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    139         12/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    140         1/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    141         2/6/2016                360            Actual/360                        0.02000%          0.02050%           Yes
    142         9/6/2015                354            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
    143         1/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    144         1/6/2016                358            Actual/360                        0.02000%          0.02050%           No
    145         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    146         12/6/2015               360            Actual/360        0.05000%        0.02000%          0.07050%           No
    148         11/1/2015               360            Actual/360        0.06000%        0.02000%          0.08050%           No
------------------------------------------------------------------------------------------------------------------------------------
    149         11/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    151         1/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    152         2/6/2016                359            Actual/360                        0.02000%          0.02050%           No
    153         2/1/2016                360            Actual/360                        0.02000%          0.02050%           No
    154         1/6/2016                360            Actual/360        0.05000%        0.02000%          0.07050%           No
   154.01                                                                                                                     No
   154.02                                                                                                                     No
------------------------------------------------------------------------------------------------------------------------------------
    155         2/6/2016                 0             Actual/360                        0.02000%          0.02050%           No
    157         2/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    158         3/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    160         11/6/2015                0             Actual/360                        0.02000%          0.02050%           No
    162         2/6/2016                360            Actual/360                        0.02000%          0.02050%           No
------------------------------------------------------------------------------------------------------------------------------------
    164         11/6/2015               356            Actual/360                        0.02000%          0.02050%           No
    166         11/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    170         10/1/2015               355            Actual/360        0.07000%        0.02000%          0.09050%           No
    171         10/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    172         2/6/2016                360            Actual/360        0.05000%        0.02000%          0.07050%           No
------------------------------------------------------------------------------------------------------------------------------------
    173         1/6/2016                358            Actual/360                        0.02000%          0.02050%           No
    174         2/1/2016                359            Actual/360        0.04000%        0.02000%          0.06050%           No
    175         1/6/2016                360            Actual/360                        0.02000%          0.02050%           No
    176         11/6/2015               356            Actual/360                        0.02000%          0.02050%           No
    178         11/6/2015               360            Actual/360        0.05000%        0.02000%          0.07050%           No
------------------------------------------------------------------------------------------------------------------------------------
    179         1/6/2016                360            Actual/360        0.05000%        0.02000%          0.07050%           No
    180         11/6/2015               360            Actual/360                        0.02000%          0.02050%           No
    186         2/1/2016                359            Actual/360        0.04000%        0.02000%          0.06050%           No
    187         12/6/2015               357            Actual/360        0.05000%        0.02000%          0.07050%           Yes




                                                                                      Crossed With
  Control              Mortgage                                                       Other Loans         Companion Loan
  Number              Loan Seller                Prepayment Provision (1)           (Crossed Group)            Flag
---------      -------------------             ------------------------------       ---------------       --------------
     1          GSMC                           Lockout/24_Defeasance/90_0%/5
     2          GSMC                           Lockout/29_Defeasance/84_0%/7
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
     6          GSMC/Commerzbank               Lockout/29_Defeasance/20_0%/7
     7          GSMC/Commerzbank               Lockout/28_Defeasance/25_0%/7
     15         GSMC                           Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------
     20         GSMC                           Lockout/29_Defeasance/84_0%/7                                     Yes
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
     22         GSMC                            Lockout/27_>YM or 1%/89_0%/4
     24         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     25         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     26         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     27         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     28         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     29         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     30         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     31         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
     32         GSMC                           Lockout/24_Defeasance/92_0%/4             Group A
------------------------------------------------------------------------------------------------------------------------
     34         GSMC                           Lockout/28_Defeasance/88_0%/4
     35         GSMC                           Lockout/26_Defeasance/30_0%/4
     39         GSMC                           Lockout/28_Defeasance/88_0%/4
     41         GSMC                           Lockout/24_Defeasance/92_0%/4
     43         GSMC                           Lockout/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------
     44         GSMC                           Lockout/26_Defeasance/90_0%/4
     49         GSMC                           Lockout/29_Defeasance/87_0%/4             Group B
     50         GSMC                           Lockout/29_Defeasance/87_0%/4             Group B
     51         GSMC                           Lockout/26_Defeasance/87_0%/7
     52         GSMC                           Lockout/25_Defeasance/90_0%/5
------------------------------------------------------------------------------------------------------------------------
     57         GSMC                           Lockout/28_Defeasance/88_0%/4
     59         GSMC                           Lockout/27_Defeasance/29_0%/4
     61         GSMC                           Lockout/26_Defeasance/90_0%/4
     62         GSMC                           Lockout/27_Defeasance/89_0%/4
     64         GSMC                           Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------
     65         GSMC                           Lockout/28_Defeasance/88_0%/4
     68         GSMC                           Lockout/28_Defeasance/88_0%/4
     71         GSMC                           Lockout/28_Defeasance/88_0%/4
     77         GSMC                           Lockout/26_Defeasance/90_0%/4
     85         GSMC                           Lockout/29_Defeasance/87_0%/4
------------------------------------------------------------------------------------------------------------------------
     87         GSMC                           Lockout/28_Defeasance/88_0%/4
     88         GSMC                           Lockout/28_Defeasance/88_0%/4
     89         GSMC                           Lockout/26_Defeasance/90_0%/4
     90         GSMC                           Lockout/27_Defeasance/89_0%/4
     92         GSMC                           Lockout/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------
     93         GSMC                           Lockout/28_Defeasance/88_0%/4
     98         GSMC                           Lockout/29_Defeasance/87_0%/4
     99         GSMC                           Lockout/28_Defeasance/88_0%/4
    101         GSMC                           Lockout/26_Defeasance/90_0%/4
    102         GSMC                           Lockout/27_Defeasance/89_0%/4
------------------------------------------------------------------------------------------------------------------------
    103         GSMC                           Lockout/27_Defeasance/88_0%/5
    104         GSMC                           Lockout/25_Defeasance/82_0%/13
    106         GSMC                           Lockout/27_Defeasance/89_0%/4
    108         GSMC                           Lockout/26_Defeasance/90_0%/4
    109         GSMC                           Lockout/27_Defeasance/29_0%/4
   109.01
   109.02
------------------------------------------------------------------------------------------------------------------------
    110         GSMC                           Lockout/28_Defeasance/88_0%/4
    112         GSMC                           Lockout/25_Defeasance/91_0%/4
    119         GSMC                           Lockout/30_Defeasance/26_0%/4
    121         GSMC                           Lockout/28_Defeasance/88_0%/4
    125         GSMC                            Lockout/26_>YM or 1%/30_0%/4
------------------------------------------------------------------------------------------------------------------------
    126         GSMC                           Lockout/26_Defeasance/90_0%/4
    127         GSMC                           Lockout/26_Defeasance/90_0%/4
    129         GSMC                           Lockout/27_Defeasance/89_0%/4
    134         GSMC                           Lockout/24_Defeasance/92_0%/4
    135         GSMC                           Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------
    137         GSMC                           Lockout/25_Defeasance/91_0%/4
    139         GSMC                           Lockout/27_Defeasance/89_0%/4
    140         GSMC                           Lockout/26_Defeasance/90_0%/4
    141         GSMC                           Lockout/25_Defeasance/91_0%/4
    142         GSMC                           Lockout/30_Defeasance/86_0%/4
------------------------------------------------------------------------------------------------------------------------
    143         GSMC                           Lockout/26_Defeasance/90_0%/4
    144         GSMC                           Lockout/26_Defeasance/90_0%/4
    145         GSMC                           Lockout/29_Defeasance/87_0%/4
    146         GSMC                            Lockout/23_>YM or 1%/93_0%/4
    148         GSMC                           Lockout/28_Defeasance/88_0%/4
------------------------------------------------------------------------------------------------------------------------
    149         GSMC                           Lockout/28_Defeasance/88_0%/4
    151         GSMC                           Lockout/26_Defeasance/90_0%/4
    152         GSMC                           Lockout/25_Defeasance/91_0%/4
    153         GSMC                           Lockout/25_Defeasance/91_0%/4
    154         GSMC                           Lockout/26_Defeasance/90_0%/4
   154.01
   154.02
------------------------------------------------------------------------------------------------------------------------
    155         GSMC                           Lockout/25_Defeasance/91_0%/4
    157         GSMC                           Lockout/25_Defeasance/91_0%/4
    158         GSMC                           Lockout/24_Defeasance/92_0%/4
    160         GSMC                           Lockout/28_Defeasance/88_0%/4
    162         GSMC                           Lockout/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------
    164         GSMC                           Lockout/28_Defeasance/88_0%/4
    166         GSMC                           Lockout/28_Defeasance/88_0%/4
    170         GSMC                            Lockout/29_>YM or 1%/87_0%/4
    171         GSMC                           Lockout/29_Defeasance/87_0%/4
    172         GSMC                           Lockout/25_Defeasance/91_0%/4
------------------------------------------------------------------------------------------------------------------------
    173         GSMC                           Lockout/26_Defeasance/90_0%/4
    174         GSMC                           Lockout/25_Defeasance/91_0%/4
    175         GSMC                           Lockout/26_Defeasance/90_0%/4
    176         GSMC                           Lockout/28_Defeasance/88_0%/4
    178         GSMC                            Lockout/28_>YM or 1%/88_0%/4
------------------------------------------------------------------------------------------------------------------------
    179         GSMC                           Lockout/26_Defeasance/90_0%/4
    180         GSMC                           Lockout/28_Defeasance/88_0%/4
    186         GSMC                           Lockout/25_Defeasance/91_0%/4
    187         GSMC                           Lockout/27_Defeasance/89_0%/4


                                                                          Companion Loan         Companion Loan
                                     Companion Loan                         Remaining              Remaining
  Control        Companion Loan         Monthly        Companion Loan        Term To           Amortization Term
  Number        Cut-off Balance         Payment        Interest Rate      Maturity (Mos.)            (Mos.)
---------      ----------------      ---------------   --------------     ---------------      -----------------
     1
     2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
     6
     7
     15
----------------------------------------------------------------------------------------------------------------
     20           186,000,000.00      1,054,570.95       5.48700%               115                    360
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
     22
     24
     25
     26
     27
     28
     29
     30
     31
     32
----------------------------------------------------------------------------------------------------------------
     34
     35
     39
     41
     43
----------------------------------------------------------------------------------------------------------------
     44
     49
     50
     51
     52
----------------------------------------------------------------------------------------------------------------
     57
     59
     61
     62
     64
----------------------------------------------------------------------------------------------------------------
     65
     68
     71
     77
     85
----------------------------------------------------------------------------------------------------------------
     87
     88
     89
     90
     92
----------------------------------------------------------------------------------------------------------------
     93
     98
     99
    101
    102
----------------------------------------------------------------------------------------------------------------
    103
    104
    106
    108
    109
   109.01
   109.02
----------------------------------------------------------------------------------------------------------------
    110
    112
    119
    121
    125
----------------------------------------------------------------------------------------------------------------
    126
    127
    129
    134
    135
----------------------------------------------------------------------------------------------------------------
    137
    139
    140
    141
    142
----------------------------------------------------------------------------------------------------------------
    143
    144
    145
    146
    148
----------------------------------------------------------------------------------------------------------------
    149
    151
    152
    153
    154
   154.01
   154.02
----------------------------------------------------------------------------------------------------------------
    155
    157
    158
    160
    162
----------------------------------------------------------------------------------------------------------------
    164
    166
    170
    171
    172
----------------------------------------------------------------------------------------------------------------
    173
    174
    175
    176
    178
----------------------------------------------------------------------------------------------------------------
    179
    180
    186
    187





            Companion Loan       Subordinate       Subordinate           Subordinate        Subordinate
  Control      Servicing       Companion Loan    Companion Loan         Companion Loan    Companion Loan
  Number          Fees              Flag        Cut-off Balance        Monthly Payment     Interest Rate
---------   ---------------    --------------   ---------------        ---------------    --------------
     1
     2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
     6                                 Yes        49,714,125.81          293,917.75          5.65600%
     7
     15
--------------------------------------------------------------------------------------------------------
     20           0.01000%
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
     22
     24
     25
     26
     27
     28
     29
     30
     31
     32
--------------------------------------------------------------------------------------------------------
     34
     35
     39
     41
     43
--------------------------------------------------------------------------------------------------------
     44
     49
     50
     51
     52
--------------------------------------------------------------------------------------------------------
     57
     59
     61
     62
     64
--------------------------------------------------------------------------------------------------------
     65
     68
     71
     77
     85
--------------------------------------------------------------------------------------------------------
     87
     88
     89
     90
     92
--------------------------------------------------------------------------------------------------------
     93
     98
     99
    101
    102
--------------------------------------------------------------------------------------------------------
    103
    104
    106
    108
    109
   109.01
   109.02
--------------------------------------------------------------------------------------------------------
    110                               Yes         494,518.84            5,379.13         12.75000%
    112
    119
    121
    125
--------------------------------------------------------------------------------------------------------
    126
    127
    129                               Yes         379,765.17            4,129.43         12.75000%
    134
    135
--------------------------------------------------------------------------------------------------------
    137
    139
    140
    141
    142
--------------------------------------------------------------------------------------------------------
    143
    144
    145
    146
    148
--------------------------------------------------------------------------------------------------------
    149
    151
    152
    153
    154
   154.01
   154.02
--------------------------------------------------------------------------------------------------------
    155
    157
    158
    160
    162
--------------------------------------------------------------------------------------------------------
    164
    166
    170
    171
    172
--------------------------------------------------------------------------------------------------------
    173
    174
    175
    176
    178
--------------------------------------------------------------------------------------------------------
    179
    180
    186
    187






                 Subordinate         Subordinate Companion
                Companion Loan           Loan Remaining
  Control     Remaining Term To        Amortization Term                   Subordinate
  Number       Maturity (Mos.)              (Mos.)                 Companion Loan Servicing Fees
---------     -----------------      ---------------------         --------------------------------
     1
     2
    2.01
    2.02
    2.03
    2.04
    2.05
    2.06
    2.07
    2.08
    2.09
     6               51                       355                      1bp
     7
     15
---------------------------------------------------------------------------------------------------
     20
   20.01
   20.02
   20.03
   20.04
   20.05
   20.06
   20.07
   20.08
     22
     24
     25
     26
     27
     28
     29
     30
     31
     32
---------------------------------------------------------------------------------------------------
     34
     35
     39
     41
     43
---------------------------------------------------------------------------------------------------
     44
     49
     50
     51
     52
---------------------------------------------------------------------------------------------------
     57
     59
     61
     62
     64
---------------------------------------------------------------------------------------------------
     65
     68
     71
     77
     85
---------------------------------------------------------------------------------------------------
     87
     88
     89
     90
     92
---------------------------------------------------------------------------------------------------
     93
     98
     99
    101
    102
---------------------------------------------------------------------------------------------------
    103
    104
    106
    108
    109
   109.01
   109.02
---------------------------------------------------------------------------------------------------
    110           116                         356                      5bps upon Securitization of
                                                                       Subordinate Companion Loan
    112
    119
    121
    125
---------------------------------------------------------------------------------------------------
    126
    127
    129           117                         357                      5bps upon Securitization of
                                                                       Subordinate Companion Loan
    134
    135
---------------------------------------------------------------------------------------------------
    137
    139
    140
    141
    142
---------------------------------------------------------------------------------------------------
    143
    144
    145
    146
    148
---------------------------------------------------------------------------------------------------
    149
    151
    152
    153
    154
   154.01
   154.02
---------------------------------------------------------------------------------------------------
    155
    157
    158
    160
    162
---------------------------------------------------------------------------------------------------
    164
    166
    170
    171
    172
---------------------------------------------------------------------------------------------------
    173
    174
    175
    176
    178
---------------------------------------------------------------------------------------------------
    179
    180
    186
    187



      1     The Open Period is inclusive of the Maturity Date.

      2 Companion Loan Servicing Fee represents the fee paid to the 2005-GG5 Servicer.

      3 The Monthly Payment for the Loan and the Subordinate Companion Loan is a calculated average of the future principal and interest payments for the 12-month period beginning with the payment in April 2006 thru the payment in March 2007. The Underwritten DSCR on NCF is based on the required amortization schedule and interest payments for the 12-month period beginning with the payment in April 2006 through the payment in March 2007.

      4 The interest rate is equal to 4.530% through November 5, 2006; 4.655% through November 5, 2007; 4.780% through November 5, 2008; 4.905% through November 5, 2009; 5.160% through November 5, 2010; and 5.280% thereafter. The Monthly Payment, Annual Payment and DSCR are calculated based on the final interest rate of 5.280%.

      5 Upon securitization of the subordinate companion loan, the servicing fee shall be 5bps.

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1) Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

(2) Legal Compliance - Origination. The origination practices of the Seller have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

(4) Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

(5) Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

(6)   No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

(7) Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

(8) Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Whole Loan, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (g) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

(9) UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

(10) Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(11) Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

(12) Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

(13) Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Whole Loan, the outstanding principal balance of the Whole Loan), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months),
      (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders and (d) if such Mortgage Loan is secured by a Mortgaged Property (other than a manufactured housing property) located in "seismic zones" 3 or 4 in California, Nevada, Idaho, Oregon, Washington or Arkansas, a seismic assessment by an independent third party provider was conducted and if the seismic assessment (based on a 450-year lookback with a 10% probability of exceedance in a 50-year period) revealed a probable maximum loss equal to 20% or higher, earthquake insurance. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

(14) No Material Default. Other than payments due but not yet 30 days or more delinquent, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and (ii) to the Seller's actual knowledge, there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration (A) that specifically pertains to any matter otherwise covered in this Exhibit B (including any schedule or exhibit hereto), or (B) with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve (12) months after the Closing Date. The Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

(15) Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

(16) Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(17)  Reserved.

(18) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Sections 1.860G-2(f)(2) or 1.860G 2(a)(3) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2). As of the Closing Date, the related Mortgaged Property, if acquired in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

(19) Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) a responsible party, other than the Mortgagor, having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

(20) Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law, enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

(21) Bankruptcy. No Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding; provided, however, that this representation and warranty does not cover any such bankruptcy, reorganization, insolvency or comparable proceeding with respect to which: (1) the Seller has no actual knowledge and (2) written notice of the discovery thereof is not delivered to the Seller by the Trustee or the Master Servicer on or prior to the date occurring twelve months after the Closing Date.

(22) Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

(23) Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, or (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) as set forth on Exhibit B-23-1 by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) debt in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan), as set forth on Exhibit B-23-2. Except as related to (a)(i), (ii), (iii), (iv) or (v), above or b(i), (ii) or (iii) above, no Mortgage Loan may be assigned to another entity without the mortgagee's consent. The Mortgage or other Mortgage Loan document provides that to the extent any Rating Agency Fees are incurred in connection with the review and consent to any transfer or encumbrance the Mortgagor is responsible for such payment.

(24) Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage. Exhibit B-24 identifies each Mortgage Loan as to which, since the latest date on which the final due diligence materials were delivered for such Mortgage Loan to ING Clarion Capital, LLC, there has been, given, made or consented to an alteration, modification or assumption of the terms of the related Mortgage Note, Mortgage(s) or any related loan agreement and/or lock-box agreement and/or as to which, since such date, there has been a waiver other than as related to routine operational matters or minor covenants.

(25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

(26) Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full (or in certain cases, the allocated loan amount) therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) as set forth on Exhibit B-26, in connection with the substitution of a replacement property in compliance with REMIC Provisions.

(27) Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

(28) Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

(29) Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance (A) in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person; and (B) in excess of $20,000,000, the representation and warranty in (A) above is true and the related Mortgagor (or if the Mortgagor is a limited partnership or a multi-member limited liability company, the special purpose general partner or special purpose managing member, as applicable, of the related Mortgagor), has at least one independent director, and the related Mortgagor has delivered a non-consolidation opinion of counsel. For each Mortgage Loan for which the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, at the time of origination of the Mortgage Loan, to the Seller's actual knowledge, the Mortgagor was in compliance with such requirements.

(30) Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

(31) Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

(32) Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

(33) Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) is a fixed rate, and complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(34) Other Collateral. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

(35) Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

(36) Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

(37) Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

(38) Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

(39) Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

(40) Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor and a natural person (or an entity with assets other than an interest in the Mortgagor) as guarantor have agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

(41) Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

(42) Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

(43) Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date,
      (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

(44) Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

(45) Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

(46) Subordinate Debt. Except with respect to the Companion Loan of any Whole Loan or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

(47) Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            (1) Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            (2) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            (3) Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            (4) Such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and (ii) to the actual knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            (5) The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            (6) The Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            (7) The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            (8) Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            (9) Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            (10) The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            (11) The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            (12) The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                 Exhibit B-23-1

               List of Mortgage Loans with Current Mezzanine Debt
               --------------------------------------------------

                                      None.

                                 Exhibit B-23-2

         List of Cross-Collateralized and Cross-Defaulted Mortgage Loans
         ---------------------------------------------------------------

Loan No.       Mortgage Loan/ Mortgaged Property
--------       ---------------------------------

  49, 50       Alderbrook Apartments and Summit Apartments

24, 25, 26,    Shoppes at Woodruff, Surfside Commons, East Towne Center,
               Plantation Plaza,
27, 28, 29     Sussex Plaza, Smithfield Plaza, River Bend Shops, East Town
               Plaza and
30, 31, 32     Taylorsville

                                  Exhibit B-24

      List of Mortgage Loans with Post-Due Diligence Delivery Modifications
      ---------------------------------------------------------------------

                                  Exhibit B-26

                  List of Mortgage Loans with Permitted Release
          in Connection with the Substitution of a Replacement Property
          -------------------------------------------------------------

Loan No.       Mortgage Loan/ Mortgaged Property
--------       ---------------------------------

     2         JQH Hotel Portfolio D
    20         JQH Hotel Portfolio B3

                                  Exhibit B-39

                Mortgage Loans Secured By A Leasehold Interest In
           All Or A Material Portion Of The Related Mortgaged Property
           -----------------------------------------------------------

Loan No.       Mortgage Loan/ Mortgaged Property
--------       ---------------------------------
     2         JQH Hotel Portfolio D (Greenville Embassy Suites)
    15         The WaterGate
    35         Woodglen Office Park
    39         The Pavilion
    51         Ocean City Factory Outlets
    65         EPR- Boise
   106         Michigan Orthopedic Center
   187         Ellijay Shops

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

--------------------- ----------------------------------------------------------
   Representation                      Description of Exception
--------------------- ----------------------------------------------------------
(3)
Good Title;
Conveyance            Loan Nos. 6 & 7 (The Shops at La Cantera and Whalers
                      Village). The Mortgage Loan is jointly owned by Goldman
                      Sachs Mortgage Company and Commerzbank AG, New York
                      Branch, on a pari passu basis.

                      Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel Portfolio B3). See exception to representation number 8 below relating to certain rights of first offer and rights of first refusal affecting the Mortgaged Property.

(8)
Mortgage Lien         Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel
                      Portfolio B3). Each of the Mortgaged Properties is subject to a right of first refusal ("ROFR") in favor of John Q.
                      Hammons ("JQH"). The ROFR runs with the land, but expires upon the earlier to occur of (x) the death of JQH, or (y) the full redemption of the preferred equity interests of JQH and his affiliates in John Q. Hammons Hotels, L.P. The
                      ROFR applies to any sales, assignments, equity transfers, leases, grants of options to purchase and issuances of debt convertible into equity, but excludes mortgages with a loan-to-value ratio not exceeding 90% and otherwise on market terms, any foreclosure thereon, any deed-in-lieu-of foreclosure, and the first transfer to an unaffiliated third party following the mortgagee's acquisition of a hotel through foreclosure or deed-in-lieu-of foreclosure.

                      Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel Portfolio B3). Marriott has a ROFR with respect to any proposed transfer of a Mortgaged Property currently being operated under a Marriott flag, or a direct or indirect interest therein, to a "Competitor" (as defined in the applicable franchise agreement). The ROFR applies in all cases, including foreclosure. Marriott also has consent rights in respect of a transfer of the applicable Mortgaged Property or a direct or indirect interest therein.

                      Loan No. 2 (JQH Hotel Portfolio D). Until 2011, Executive Hills North, Inc. ("Developer") has an on-going ROFR with respect to any sale of the Mortgaged Property located at Kansas City, Missouri. The ROFR runs with the land.

                      Loan No. 2 (JQH Hotel Portfolio D). Hilton has rights of first offer with respect to the Embassy Suites Property located at Omaha, Nebraska, the Embassy Suites Property located at Little Rock, Arkansas, the Embassy Suites Property located at Greensboro, North Carolina, the Embassy Suites Property located at Greenville, South Carolina and the Embassy Suites Property located at Des Moines, Iowa.

                      Loan No. 2 (JQH Hotel Portfolio D). The Mortgaged Property located at Greenville, South Carolina is subject to a ROFR in favor of Verdae Properties, Inc. (the "Ground Lessor") with respect to any proposed sale, transfer or other conveyance of all or any portion of the leasehold interest in the Mortgaged Property. The ROFR does not apply to a sale, transfer or conveyance of the leasehold estate (i) to an affiliate of the JQH Hotel Portfolio D Borrower,
                      (ii) to any other entity as part of a sale or merger transaction involving the transfer of not less than six hotel properties owned by the JQH Hotel Portfolio D Borrower or its affiliates. Additionally, the ROFR does not apply to a foreclosure or deed-in-lieu-of foreclosure and the first transfer of the Property by a leasehold mortgagee following its acquisition of the Property through foreclosure or deed-in-lieu-of foreclosure. The ROFR runs with the land.

                      Loan No. 20 (JQH Hotel Portfolio B3). Until 2047, Grapevine Mills Residual Limited Partnership (the "Grantor") has a ROFR with respect to any sale, transfer, lease or other conveyance (a "Transfer") of all or any part of, or any interest in, the Property located at Grapevine, Texas. The ROFR runs with the land.

                      Loan No. 20 (JQH Hotel Portfolio B3). Hilton has rights of first offer with respect to the Embassy Suites Property located at Montgomery, Alabama, the Embassy Suites Property located at Columbia, South Carolina and the Embassy Suites Property located in Grapevine, Texas.

(13)
Insurance             Loan No. 2 (JQH Hotel Portfolio D). Although the loan
                      documents do not expressly so provide, the application of insurance proceeds is also subject to the terms of certain documents of record affecting the properties. The loan documents do not expressly provide that Mortgagee may purchase insurance at Mortgagor's expense if the Mortgagor fails to maintain insurance; however, one of the remedies available to the Mortgagee upon an Event of Default is to cure such Event of Default, and Mortgagor is responsible for payment of Mortgagee's costs and expenses in connection with such cure.

                      Loan No. 20 (JQH Hotel Portfolio B3). Although the loan documents do not expressly so provide, the application of insurance proceeds is also subject to the terms of certain documents of record affecting the properties, including, in the case of the property located at Montgomery Embassy Suites property, the related condominium documents. The loan documents do not expressly provide that Mortgagee may purchase insurance at Mortgagor's expense if the Mortgagor fails to maintain insurance; however, one of the remedies available to the Mortgagee upon an Event of Default is to cure such Event of Default, and Mortgagor is responsible for payment of Mortgagee's costs and expenses in connection with such cure.

                      Loan Nos. 6 & 7 (The Shops at La Cantera and Whalers Village). The loan agreement requires the Mortgagor to carry insurance against loss or damage by standard perils within the classification of so-called "Special Form Perils." The loan documents do not expressly provide that Mortgagee may purchase insurance at Mortgagor's expense if the Mortgagor fails to maintain insurance; however, one of the remedies available to the Mortgagee upon an Event of Default is to cure such Event of Default, and Mortgagor is responsible for payment of Mortgagee's costs and expenses in connection with such cure. Business interruption insurance is required in an amount to cover from the date of the casualty to the date of the Mortgaged Property is repaired, plus an extended period of indemnity for 60 days after completion of restoration.

                      Loan No. 1 (Northlake Mall). The use and application of insurance proceeds related to the Mortgage Loan are also subject to the terms and requirements of the reciprocal easement agreement affecting the Northlake Mall Property. The related loan documents only require that the issuer of each such insurance policy provide notice to the mortgagee if such policy has not been renewed 15 days prior to the expiration thereof.

                      Loan No. 90 (Santa Clarita Marketplace). As of closing there were unfinished or planned improvements. Promptly upon completion, borrower must obtain all required insurance coverage.

(23)
Transfers &
Subordinate Debt      Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel
                      Portfolio B3). The Mortgagor must at all times be controlled and at least 50% owned by Qualified
                      Equityholders and the same Qualified Equityholders must at all times control and majority own any single-purpose equityholder of the Mortgagor. The related operator lessee must at all times be controlled and majority owned by Qualified Equityholders and the same Qualified
                      Equityholders must at all times control and majority own any single-purpose equityholder of such operator lessee.
                      The related loan agreement permits the following: (i) a pledge of direct and/or indirect equity interests in a Qualified Equityholder, and any pledge of direct and/or indirect rights to distributions from a Qualified
                      Equityholder; (ii) the issuance of preferred equity interests in a Qualified Equityholder; and (iii) any pledge of indirect equity interests in the Mortgagor to secure a loan to John Q. Hammons Hotels, L.P. which is fully recourse to John Q. Hammons Hotels, L.P., provided that any such loan must be secured by material (as reasonably determined by the lender) collateral therefor in addition to any such pledge of the indirect equity interests in the Mortgagor. "Qualified Equityholder" means
                      (i) the John Q. Hammons Hotels, L.P., (ii) Jonathan D.
                      Eilian and certain persons, trusts and entities related to Jonathan D. Eilian, (iii) John Q. Hammons, his descendants, and any trusts which are primarily for the benefit of any of the foregoing, in each case following an acquisition resulting from the exercise of rights under a certain right of first refusal in favor of John Q. Hammons and the Revocable Trust of John Q. Hammons, (iv) iStar
                      Financial, Inc. or any majority owned subsidiary thereof,
                      (v) a bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate investment trust, real estate company, investment fund or an institution substantially similar to any of the foregoing, provided in each case under this clause (v) that such person (x) has total assets (in name or under management) in excess of $1 billion and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity or public equity market capitalization in excess of $500 million (in both cases, exclusive of the properties), and (y) is regularly engaged in the business of owning and operating comparable properties in or near metropolitan areas generally comparable to those in which the properties are located, or (vi) any other person with respect to which Rating Agency confirmation is received.

                      Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel Portfolio B3). The related loan agreement contains a provision which allows the Mortgagor the right to transfer all of the loan collateral to certain successor single purpose entities which agree to assume the loan obligations and meet other requirements.

                      Loan No. 6 (The Shops at La Cantera). The Mortgagor must at all times be controlled and at least 50% owned by Qualified Equityholders. Equity interests in the Mortgagor can be transferred to Qualified Equityholders without Mortgagee or Rating Agency confirmation. Pledges of direct or indirect interests in, and rights to distributions from, Qualified Equityholders are permitted. "Qualified Equityholder" means (i) The Rouse Company Operating Partnership, LP, (ii) each of (a) General Growth Properties, Inc., GGP Limited Partnership, Sponsor, GGP/Homart Inc., GGP/Homart II L.L.C., GGP-TRS L.L.C., Price Development Company, Limited Partnership, GGP Ivanhoe III, Inc., The Rouse Company LP, GGPLP L.L.C. and
                      (b) each other Affiliate of any of the foregoing that maintains an undepreciated book value net worth of at least $200,000,000 (including any successor by merger, consolidation or conversion, provided such successor maintains the foregoing net worth) , (iii) each of (a) USAA and (b) each Affiliate of USAA that maintains an undepreciated book value net worth of at least $200,000,000 exclusive of its interest in the Property (including any successor by merger, consolidation or conversion, provided such successor maintains the foregoing net worth), (iv) an institutional entity with a current net worth of $750 million or more, assets of $1.5 billion or more (in both cases, exclusive of the Property) and which is regularly engaged in the business of owning and operating at least six million square feet of retail space in at least ten regional malls (exclusive of the Property), (v) any Qualified Pledgee that forecloses on a pledge of the indirect equity interests in Borrower in connection with Permitted Mezzanine Debt or a pledge that is otherwise permitted pursuant to Section 7.1(f) or (vi) any other entity as to which Rating Confirmation is obtained, provided in each case that the Property shall be managed at all times by an Approved Manager.

                      Loan No. 7 (Whalers Village). The Mortgagor must at all times be controlled and at least 50% owned by Qualified Equityholders. Equity interests in the Mortgagor can be transferred to Qualified Equityholders without Mortgagee or Rating Agency confirmation. Pledges of direct or indirect interests in, and rights to distributions from, Qualified Equityholders are permitted. "Qualified Equityholder" means (i) GGP-TRS L.L.C., (ii) each of (a) General Growth Properties, Inc., GGP Limited Partnership, The Rouse Company Operating Partnership, LP, GGP/Homart Inc., GGP/Homart II L.L.C., GGP-TRS L.L.C., Price Development Company, Limited Partnership, GGP Ivanhoe III, Inc., The Rouse Company LP, GGPLP L.L.C. and (b) each other Affiliate of any of the foregoing that maintains an undepreciated book value net worth of at least $200,000,000 (including any successor by merger, consolidation or conversion, provided such successor maintains the foregoing net worth), (iii) Teachers Retirement System of the State of Illinois, (iv) an institutional entity with a current net worth of $750 million or more, assets of $1.5 billion or more (in both cases, exclusive of the Property) and which is regularly engaged in the business of owning and operating at least six million square feet of retail space in at least ten regional malls (exclusive of the Property), (v) any Qualified Pledgee that forecloses on a pledge of the indirect equity interests in Borrower in connection with Permitted Mezzanine Debt or a pledge that is otherwise permitted pursuant to Section 7.1(f) or (vi) any other entity as to which Rating Confirmation is obtained, provided in each case that the Property shall be managed at all times by an Approved Manager.

                      Loan No. 1 (Northlake Mall). The Mortgagor must at all times be controlled and at least 50% owned by The Taubman Realty Group Limited Partnership ("TRG"), a sponsor affiliate and/or certain permitted owner. Direct or indirect equity interests in the Mortgagor can be transferred to TRG, a sponsor affiliate and/or certain permitted owner without mortgagee consent or rating agency confirmation provided certain conditions set forth in the related loan documents are satisfied. In addition, pledges of direct or indirect interests in, and rights to distributions from, Sponsor Affiliates and/or Permitted Owners are permitted. "Sponsor Affiliate" is defined as any person which is controlled by TRG and is at least 50% owned, directly or indirectly, by TRG, and is not otherwise owned, directly or indirectly, by any person which otherwise has more than a 25% ownership interest, directly or indirectly, in the Mortgagor.

                      Loan Nos. 1, 6 and 7 (Northlake Mall, The Shops at La Cantera, Whalers Village). The related loan agreement contains a provision which allows the Mortgagor the right to transfer all of the loan collateral to certain successor single purpose entities which agree to assume the loan obligations and meet other requirements.

                      Loan No. 15 (The Watergate). The Mortgagor has right to incur future mezzanine debt in conjunction with payoff of preferred equity. The mezzanine debt and Mortgage Loan cannot exceed 90% of the value of the Mortgaged Property, and DSCR cannot be less than 1.05:1.

                      Loan No. 44 (Century Centre II); Loan No. 61 (Century Centre I). The Mortgagor has option to incur future mezzanine debt. The mezzanine debt and Mortgage Loan cannot exceed 80% of the fair market value of the Mortgaged Property, debt service coverage ratio on the Mortgage Loan can not be less than 1.20:1, and the mezzanine debt and the Mortgage Loan can not be less than 1.10:1.

                      Loan No. 49 (Alderbrook Apartments); Loan No. 50 (Summit Apartments); Loan No. 145 (Aspen Court). SunAmerica is the 99% member of the Borrower, and Lender agreed that SunAmerica may make "operating deficit loans" to the Borrower if the loans are not evidenced by a promissory note, are entirely unsecured, are paid only out of net cash flow after all debt service and expenses, and are deeply subordinated to the loan.

                      Loan No. 103 (Cherry Creek Center). Future mezzanine debt is permitted subject to, among other things, (1) the then current loan-to-value does not exceed 80%, based upon a current appraisal acceptable to lender, and (2) the loan-to-purchase, if applicable, does not exceed 80%.

                      Loan No. 104 (Tenth & Pearl Street). Mezzanine: Borrower has the option to incur debt secured by ownership interests in borrower but the Mortgage Loan and mezzanine debt plus mortgage debt cannot exceed 70% of the fair market value of the property; debt service coverage on the combined mortgage debt and mezzanine debt must be not less than 1.30:1; and the debt service coverage on the mortgage loan alone must be not less than 1.65:1.

                      Loan No. 106 (Michigan Orthopedic Center). Allows aggregate transfers in excess of 49% but only in connection with indirect owner of borrower retiring or leaving medical groups which are tenants and indirect owners of borrower.

                      Loan No. 108 (Lone Tree Retail Center). Future mezzanine financing is permitted subject, among other things, to a combined 1.20x DSCR and a combined LTV of no more than 80%.

                      Loan No. 125 (Holsum Lofts). Future mezzanine financing is permitted subject, among other things, to a combined 1.20x DSCR and a combined LTV of no more than 80%.

                      Loan No. 157 (Park Lane Shopping Center). Future mezzanine debt is allowed subject, among other things, to a combined maximum 80% LTV and a combined minimum actual DSCR of 1.20x; Skillman and the tenants-in-common may enter into a post-closing transfer by which fee ownership of all of the Mortgaged Property is consolidated into a single entity, so long as such entity is owned and controlled by one or more of the persons that control the borrowers as of the closing date.

(26)
Releases
of Mortgaged
Property Loan Nos. 6 & 7 (The Shops at La Cantera and Whalers Village). The Mortgagor has the right to obtain the release of portions of the collateral, subject to certain conditions set forth in the Loan Documents and provided that such release does not have a material adverse effect.

                      Loan No. 1 (Northlake Mall). The Mortgagor has the right to obtain the release of portions of the collateral, subject to certain conditions set forth in the Loan Documents and provided that such release does not have a material adverse effect. Mortgagor is permitted to obtain the release of, and convey to the municipality, a certain outparcel identified in the loan documents.

                      Loan No. 35 (Woodglen Office Park). Mortgagor has right to obtain the release of a portion of the parking area for purposes of constructing a parking garage thereon, upon the satisfaction of certain conditions, including the requirement that adequate alternative parking exists for purposes of compliance with applicable law and terms of all leases.

(28)
Improvements          Loan No. 27 (Plantation Plaza). Use of mortgaged property
                      is non-conforming. The planned development created for this site had a restriction of a maximum of 10 tenants at the property, but there are currently 11 tenants. The borrower has contacted the city to obtain a letter waiving such restriction.

(29) SPE Loan No. 43 (Round Hill Shopping Center). The requirement for an independent director was waived.

                      Loan No. 51 (Ocean City Factory Outlets); Loan No. 49 (Alderbrook Apartments). The requirement for an independent director and the delivery of a non-consolidation opinion was not required.

(37)
Licenses and
Permits Loan No. 7 (Whalers Village). Several of the certificates of occupancy for the Mortgaged Property were not available and delivered at closing; however, the Mortgagor represented in the related loan documents that (i) it has obtained all permits necessary for the present and contemplated use and operation of the Mortgaged Property and (ii) the uses being made of the Property are in conformity in all material respects with the certificate of occupancy and/or permits for the Mortgaged Property and any other restrictions, covenants or conditions affecting the Property.

                      Loan No. 6 (The Shops at La Cantera). As the Mortgaged Property was just finishing completion and had not yet opened to the public, a certificate of occupancy was not been delivered at closing; however, the Mortgagor is required to deliver a certificate of occupancy by March 2006 and has represented in the related loan documents that (i) it has obtained all permits necessary for the present and contemplated use and operation of the Mortgaged Property and (ii) the uses being made of the Property are in conformity in all material respects with the certificate of occupancy and/or permits for the Mortgaged Property and any other restrictions, covenants or conditions affecting the Property and (iii) the Mortgaged Property conforms to current zoning requirements (including requirements relating to parking) and is neither an illegal nor a legal nonconforming use.

                      Loan No. 25 (Surfside Commons). Certificates of occupancy were not available.

                      Loan No. 35 (Woodglen Office Park). Certificate of Occupancy was issued for this property per Zoning, Inc., but such document was not available.

                      Loan Nos. 27 & 29 (Plantation Plaza and Smithfield Plaza). Certificates of occupancy were issued for this property, but they no longer exist.

                      Loan No. 26 (East Towne Center). Certificates of occupancy could not be provided by the municipality due to the municipality undergoing a change to its computer system. However, a building official states that it appears that certificates of occupancy may have been issued for this property as each unit was completed, and the zoning report shows no building or zoning code violations for this property.

(38)
Organization of &
Affiliation with
Mortgagors            Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel
                      Portfolio B3). The Mortgagors under the JQH Hotel
                      Portfolio B Loan and the JQH Hotel Portfolio D Loan are affiliated with each other; they are both owned directly or indirectly by John Q. Hammons Hotels, L.P., which is the sponsor under each of the loans.

                      Loan No. 6 (The Shops at La Cantera); Loan No. 7 (Whalers Village). The Mortgagors of these Mortgage Loans are affiliated; they have Sponsors that are under common ownership.

                      Loan No. 44 (Century Centre II); Loan No. 61 (Century Centre I). The Mortgagors have the same guarantor (Kenneth
                      L. Fisher).

                      Loan No. 57 (EPR - Hamilton); Loan No. 64 (EPR - Deer Valley); Loan No. 65 (EPR - Boise); Loan No. 87 (EPR - Pompano); Loan No. 88 (EPR - Little Rock); Loan No. 121 (EPR - Raleigh). The Mortgagors have the same guarantor (EPT DownREIT, Inc.).

                      Loan No. 24 (Shoppes at Woodruff); Loan No. 25 (Surfside Commons); Loan No. 26 (East Towne Center); Loan No. 27 (Plantation Plaza); Loan No. 28 (Smithfield Plaza); Loan No. 29 (Sussex Plaza); Loan No. 30 (River Bend Shopps); Loan No. 31 (East Town Plaza; Loan); Loan No. 32 (Taylorsville Shopping Center); Loan No. 143 (Southside Shopping Center); Loan No. 140 (Creekside Shopping Center). The Mortgagors have the same guarantor (Stanley
                      Werb).

                      Loan No. 59 (Sun Tech Commerce Park); No. 62 (Arvida Park of Commerce (3-4-5)). The Mortgagors have the same sponsor (Sean Leder).

                      Loan No. 49 (Alderbrook Apartments); Loan No. 85 (Hillmoor Apartments); Loan No. 50 (Summit Apartments); Loan No. 145 (Aspen Court); Loan No. 149 (Hillwood Apartments); Loan No. 180 (Sabal Palms). The Mortgagors have the same guarantor (John P. Walsh).

                      Loan No. 101 (East Broad Street Large Retail); Loan No. 151 (East Broad Street Small). The Mortgagors have the same guarantors (Norman S. Jaffe and Marco Musa).

                      Loan No. 92 (Sawmill Square Shopping Center); Loan No. 172 (Maricopa Fiesta Shopping Center II). The Mortgagors have the same guarantor (James Sazzari).

                      Loan No. 155 (Palos Heights - Walgreens); Loan No. 160 (Lancaster - Walgreens); The Mortgagors have the same guarantor (Richard A. Polidori).

                      Loan No. 126 (Mayfair Village Apartments (Fox)); Loan No. 175 (Mayfair Village Apartments (Chang)). The Mortgagors have the same sponsor (Mayfair Apts).

                      Loan No. 174 (Grand View Center); Loan No. 186 (Lincoln Plaza). The Mortgagors have the same guarantor (Laurence
                      S. Langohr).

(40)
Recourse Loan No. 2 (JQH Hotel Portfolio D); Loan No. 20 (JQH Hotel Portfolio B3). There is a non-recourse environmental carveout unless and for so long as Mortgagor maintains and delivers evidence of "impaired secured creditor property environmental insurance" satisfactory to Lender.

                      Loan No. 6 (The Shops at LaCantera); Loan No. 7 (Whalers Village). No recourse carveouts. Only the Mortgagor is liable for the non-recourse carveouts.

                      Loan No. 1 (Northlake Mall). The Mortgagor is liable with respect to losses incurred due to (x) misapplication or conversion of rents collected in advance or received by the Mortgagor after the occurrence of an event of default under the Mortgage Loan and not paid to the mortgagee nor applied to the required reserves nor to the Mortgaged Property in the ordinary course of business and (y) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards; provided, however, that, in each of the foregoing cases, if such event of default did not require the mortgagee to provide written notice to the Mortgagor, the Mortgagor's liability to the mortgagee for such misapplication or conversion shall not accrue until the mortgagee has given 5 days written notice.

                      Loan No. 51 (Ocean City Factory Outlets); Loan No. 146 (Lockhill Village). There is no guarantor for the non-recourse carveouts.


(41)
Access; Tax
Parcels Loan No. 15 (The Watergate). The leasehold is contained within two (2) tax lots and does not constitute the entirety of the property within such tax lots. Taxes are allocated in accordance with allocation agreements in effect since 1966.

(47)
Ground Lease


(47C) Loan No. 15 (The Watergate). The ground lease does not contain the provisions specified in clause (c) of representation 47.

(47I) Loan No. 15 (The Watergate). Condemnation awards are allocated proportionately between the lessor and lessee based on the value of their respective estates.

                      Loan No. 65 (EPR - Boise). Condemnation awards allocated on basis of respective values of ground lessor and ground lessee.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

     Goldman Sachs Mortgage Company ("Seller") hereby certifies as follows:

      1. All of the representations and warranties (except as set forth on Schedule C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of March 1, 2006 (the "Agreement"), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

      2. The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default under the Agreement.

      3. Neither the Prospectus, dated August 20, 2005, as supplemented by the Prospectus Supplement, dated March 7, 2006 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B, Class C Class D, Class E and Class F Certificates nor the Offering Circular, dated March 7, 2006 (the "Offering ---------- Circular"), relating to the offering of the Class X-P, Class X-C, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class R and Class LR Certificates, in the case of the Prospectus and the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the date hereof, or the Offering Circular, as of the date of thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

      Capitalized terms used herein without definition have the meanings given them in the Agreement.

      [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

      Certified this 23rd day of March, 2006.

                                        GOLDMAN SACHS MORTGAGE COMPANY



                                            By:    _____________________________
                                                   Name:

                                                   Title:

                                    EXHIBIT E

                              FORM OF LEGAL OPINION

            (a) The Seller is a [__], duly organized, validly existing and in good standing under the laws of the State of [__] with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations thereunder, and the Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase Agreement and the Indemnification Agreement (collectively, the "Operative Documents"), and has duly executed and delivered the Operative Documents, and has the power and authority to execute, deliver and perform under the Operative Documents and all the transactions contemplated thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with the Mortgage Loan Purchase Agreement;

            (b) Assuming the due authorization, execution and delivery of each Operative Document by each party thereto other than the Seller, each Operative Document will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (c) The execution and delivery of each Operative Document by the Seller and the performance of its obligations thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller's organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller's assets or property, in each case which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

            (d) There is no action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

            (e) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated thereby, other than those which have been obtained by the Seller;

            (g) To our knowledge, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Prospectus and Prospectus Supplement in relation to the sale of the Mortgage Loans, which causes us to believe that (i) the Prospectus, at the date thereof or at the date hereof, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus, or (ii) the Prospectus Supplement, at the date thereof or at the date hereof, contains an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission arises out of, or is based upon, information concerning the Mortgage Loans set forth in the Prospectus Supplement, it being understood that we express no view as to any information incorporated by reference in the Prospectus or Prospectus Supplement or as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included in the Prospectus or Prospectus Supplement.


            (h) We hereby advise you that, in the course of the representation referred to above and our examination of the time of sale information, considered in light of our understanding of applicable law and the experience we have gained through our practice, no facts came to our attention that cause us to believe that as of the time of sale, the time of sale information (taken as a whole) included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no view as to (1) any blanks or bracketed items in the time of sale information for pricing terms, (2) any information incorporated by reference in the time of sale information or (3) the adequacy or accuracy of
(i) any financial, numerical, statistical or computational information included in or omitted from the time of sale information or (ii) any information contained in or omitted from any computer disk, CD-ROM or other electronic media accompanying the time of sale information.

            (i) Insofar as it related to the Seller and the Mortgage Loans (including without limitations the related borrowers and mortgaged properties) being sold by the Seller, the Prospectus Supplement, as of its date (with the exception of any information incorporated by reference therein and any numerical, financial, statistical and computational information included therein, as to which we express no view), appeared on its face to be appropriately responsive in all material respects to the applicable requirements of Regulation AB under the Securities Act of 1933, as amended.